ABACUS GLOBAL MANAGEMENT, INC. REPORTS THIRD QUARTER 2026 RESULTS
~ Reports Record Third Quarter 2026 Total Revenue of $76.9 Million ~
~ Third Quarter Adjusted Net Income1 of $29.4 Million and Adjusted EPS1 of $0.29 Exceed High End of Guidance Ranges; Adjusted EBITDA1 Grows to Record $42.3 Million ~
~ Raises Full-Year 2026 Adjusted Net Income¹ Guidance to $104.5–$106.5 Million, Up to 24% Year-Over-Year; Projects Fourth Quarter Adjusted EPS¹ of $0.28–$0.30, Up to 30% Year-Over-Year ~
ORLANDO, Fla. – November 5, 2026 – Abacus Global Management, Inc. (“Abacus” or the “Company”) (NYSE: ABX), a financial services company specializing in alternative asset management, with a focus on longevity-based assets and personalized financial planning today reported results for the third quarter ended September 30, 2026.
Jay Jackson, Chief Executive Officer of Abacus, said, “The financial industry has spent decades pricing nearly everything except the one variable that shapes every retirement, which is how long people live. We have spent 20 years building the data to price it, and this quarter the business built around that data began working as a single platform.”
Mr. Jackson added, “When insurance companies buy into a securitization of more than $400 million, that is a strong vote of confidence in the data and the underwriting behind it. When early inquiries about LifeARC represent more than $500 million of self-reported investable assets, it tells us the demand is far larger than what we started with. Both are happening at once, and we raised our outlook for the second time this year. The platform is what we set out to build, and with revenue growth of at least 20% in every quarter we have reported as a public company, it is working.”
Third Quarter 2026 Highlights

Metric	3Q26	3Q25	Note
Total Revenue	$ 76.9 M	$ 63.0 M	+22% YoY driven by strong Life Solutions growth
GAAP net income	$ 14.5 M	$ 7.1 M	Up 105% on revenue growth and lower non-operating expense
Operating Cash Flow (YTD)	$ 167.4 M	$ (18.2) M	+$185.6M increase YoY (presented as YTD figures); demonstrates cash generation capacity of platform
Third Quarter 2026 Non-GAAP Highlights

Metric	3Q26	3Q25	Note
Adjusted net income (Gross)[1]	$ 29.4 M	$ 23.6 M	+24% YoY
Adjusted EPS (Gross) [1]	$ 0.29	$ 0.24	+20% YoY; based on diluted share count
Adjusted EBITDA[1]	$ 42.3 M	$ 37.9 M	+12% YoY
Adjusted EBITDA margin[1]	55.0%	60.2%	Maintains high margin level while growing the business
Third Quarter 2026 Efficiency Movers

Metric	3Q26	3Q25	Note
Annualized ROIC[1]	21%	21%	+40 bps YoY
Annualized ROE[1]	26%	22%	+440 bps YoY
Annualized turnover ratio	3.0x	2.0x	Above long-term target of 1.5x to 2.0x
Average realized gain	24%	37%	Exceeds long-term target of 20%, reflecting strong origination discipline
(1) Non-GAAP Financial Measure. See reconciliations to nearest comparable GAAP measure beginning on page 6.

Other Third Quarter 2026 Highlights

•Longevity fund inflows totaled $452.4 million in the third quarter, more than six times the prior-year period. Year to date through the third quarter, longevity fund inflows were approximately $997 million, compared to $604 million for all of 2025.
•Abacus launched its ABX Longevity Growth and Income Fund (ticker: ABXGX) in July. The fund is the Company’s first registered interval fund dedicated to the longevity asset class, providing investors and their advisors direct access to the lifespan-based investment strategy.
•In August, the Abacus Board of Directors authorized a $100 million share repurchase program. The authorization aligns with the Company’s capital allocation framework and builds on the approximately $80 million of the Company’s common stock repurchased under prior authorized programs since December 2023.
•In September, Abacus completed a landmark $400 million securitization collateralized by a diversified portfolio of life insurance policies. The notes received an investment-grade rating from a third-party rating agency and the offering was oversubscribed and upsized in response to investor demand.

Liquidity and Capital

As of September 30, 2026, the Company had cash and cash equivalents of $104.0 million, balance sheet policy assets held at fair value of $370.0 million, and total outstanding debt, net of deferred issuance costs and discounts, of $405.0 million. The Company generated $167.4 million in operating cash flows during the nine months ended September 30, 2026, compared to $(18.2) million in the prior-year period, reflecting the increasing cash generation capacity of the platform as longevity fund AUM scales.
Outlook

Metric	FY26	4Q26	Note
Adjusted net income (Gross)[1]	$104.5M to $106.5M	$28M to $30M	FY implies 22% to 24% YoY; Midpoint of ~23%
Adjusted EPS (Gross)[1]	$1.05 to $1.07	$0.28 to $0.30	Quarterly implies Up to 30% YoY; based on diluted share count
Webcast and Conference Call
A webcast and conference call to discuss the Company’s results will be held today, November 5, 2026, beginning at 5:00 p.m. (Eastern Time). A live webcast of the conference call will be available on Abacus’ investor relations website at ir.abacusgm.com. The dial-in number for the conference call is (833) 309-3473 (toll-free) or (785) 838-9251 (International) and participants must enter Conference ID “ABACUS” when joining. Please dial the number 10 minutes prior to the scheduled start time.
A webcast replay of the call will be available at ir.abacusgm.com for one year following the call.
Non-GAAP Financial Information
Adjusted Net Income, a non-GAAP financial measure, is defined as net income (loss) attributable to Abacus adjusted for non-controlling interest income, amortization, change in fair value of warrants, business acquisition costs and non-recurring legal costs, and non-cash stock-based compensation and the related stock-based
(1) Non-GAAP Financial Measure. See reconciliations to nearest comparable GAAP measure beginning on page 6.

limitation tax effect before the estimated tax effect. The estimated tax effect to adjusted net income is based on the Company’s U.S. based federal and state statutory tax rates. Management believes that Adjusted Net Income is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. A reconciliation of Adjusted Net Income to Net income attributable to Abacus, the most directly comparable GAAP measure, appears below.
Adjusted EPS measures per share earnings and is calculated as Adjusted Net Income divided by adjusted weighted-average shares outstanding. Management believes that Adjusted EPS may be useful to investors because it enables them to better evaluate per share operating performance across reporting periods by eliminating the impact of expenses that do not relate to the Company’s business performance.
The Company is unable to provide a comparable FY 2026 outlook for, or a reconciliation to net income because it cannot provide a meaningful or accurate calculation or estimation of certain reconciling items without unreasonable effort. Its inability to do so is due to the inherent difficulty in forecasting the timing of items that have not yet occurred and quantifying certain amounts that are necessary for such reconciliation, including variations in effective tax rate, expenses to be incurred for acquisition activities, and other one-time or exceptional items.
Adjusted EBITDA, a non-GAAP financial measure, is defined as net income (loss) attributable to Abacus adjusted for depreciation expense, amortization, interest expense, income , business acquisition costs and non-recurring legal costs, non-cash expenses, and certain other items that in our judgment significantly impact the period-over-period assessment of performance and operating results that do not directly relate to business performance within the Abacus’ control. These items may include payments made as part of the Company's expense support commitment, change in fair value of debt, change in fair value of warrant liability, S&P 500 options that were entered into as an economic hedge related to the debt (described as the realized and unrealized gain on equity securities, at fair value), non-cash stock based compensation, and other items. A reconciliation of Adjusted EBITDA to Net income attributable to Abacus, the most directly comparable GAAP measure, appears below.
Adjusted EBITDA margin, a non-GAAP financial measure, is defined as Adjusted EBITDA divided by Total revenues. A reconciliation of Adjusted EBITDA margin to Net income margin, the most directly comparable GAAP measure, appears below.
Annualized return on invested capital (“ROIC”), a non-GAAP financial measure, is defined as Adjusted Net Income for the quarter divided by the result of Total Assets less Intangible assets, net, Goodwill and Current Liabilities, multiplied by four. ROIC is not a measure of financial performance under GAAP. We believe ROIC should be considered in addition to, not as a substitute for, operating income or loss, net income or loss, cash flows provided by or used in operating, investing and financing activities or other income statement or cash flow statement line items reported in accordance with GAAP.
Annualized return on equity (“ROE”), a non-GAAP financial measure, is defined as Adjusted Net Income divided by total shareholder equity, multiplied by four. ROE is not a measure of financial performance under GAAP. We believe
ROE should be considered in addition to, not as a substitute for, operating income or loss, net income or loss, cash flows provided by or used in operating, investing and financing activities or other income statement or cash flow statement line items reported in accordance with GAAP. The below table presents our calculation of ROE.
Forward-Looking Statements
(1) Non-GAAP Financial Measure. See reconciliations to nearest comparable GAAP measure beginning on page 6.

All statements in this press release (and oral statements made regarding the subjects of this press release) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of Abacus. Forward-looking information includes but is not limited to statements regarding: Abacus’s financial and operational outlook; Abacus’s operational and financial strategies, including planned growth initiatives and the benefits thereof; Abacus’s ability to successfully effect those strategies, and the expected results therefrom; projections of future earnings and expected capital; Abacus’ ability to generate future cash flows; securitization schedules and timing; future demand for Abacus’ products and services; and the reliability of the Company’s fund structures and corresponding market confidence and expectations. These forward-looking statements generally are identified by the words “believe,” “project,” “estimate,” “expect,” "intend,” “anticipate,” “goals,” “prospects,” “will,” “would,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

While Abacus believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. The factors that could cause results to differ materially from those indicated by such forward-looking statements include, but are not limited to:  the potential impact of our business relationships, including with our employees, customers and competitors; changes in general economic and business conditions, including changes in the financial markets; political instability both in the U.S. and abroad, to include political violence, terrorism, and war; weakness or adverse changes in the level of activity in our sector or the sectors of our affiliated companies, which may be caused by, among other things, high or increasing interest rates, or a weak U.S. economy; significant competition that our operating subsidiaries face; compliance with extensive government regulation; the failure to meet Abacus’s investment objectives; the inability to raise capital on favorable terms or at all; and the effectiveness of Abacus’s control environment, including the identification of control deficiencies.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties set forth in documents filed by Abacus with the U.S. Securities and Exchange Commission from time to time, including the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and subsequent periodic reports. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Abacus cautions you not to place undue reliance on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Abacus assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Abacus does not give any assurance that it will achieve its expectations.
Risk disclosure: All securities investing and trading activities risk the loss of capital. Investors should carefully review the offering documents and consult with their own legal, tax, and financial advisors regarding the suitability of investments.
About Abacus
Abacus Global Management (NYSE: ABX) is a financial services company specializing in alternative asset management, data-driven wealth solutions, technology innovations, and institutional services. With a focus on
(1) Non-GAAP Financial Measure. See reconciliations to nearest comparable GAAP measure beginning on page 6.

longevity-based assets and personalized financial planning, Abacus leverages proprietary data analytics and decades of industry expertise to deliver innovative solutions that optimize financial outcomes for individuals and institutions worldwide.
For more information, please visit www.abacusgm.com

Contacts:

Investor Relations

David Jackson – Head of Investor Relations
david@abacusgm.com
(321) 299-0716

Public Relations
press@abacusgm.com
(1) Non-GAAP Financial Measure. See reconciliations to nearest comparable GAAP measure beginning on page 6.

ABACUS GLOBAL MANAGEMENT, INC. CONSOLIDATED BALANCE SHEETS

	September 30, 2026 (Unaudited)	December 31, 2025
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$ 104,031,612	$ 38,112,332
Accounts receivable	14,037,453	18,082,473
Accounts receivable, related party	12,104,449	9,320,103
Income taxes receivable	1,011,942	411,055
Prepaid expenses and other current assets	5,498,883	3,646,850
Total current assets	136,684,339	69,572,813
Property and equipment, net	3,496,228	1,597,896
Intangible assets, net	55,916,802	66,360,444
Goodwill	252,036,840	252,779,884
Operating right-of-use assets	10,615,947	4,561,692
Management and performance fee receivable, related party	14,387,439	14,800,140
Life settlement policies, at fair value	369,978,847	468,857,929
Life settlement policies, at cost	—	918,305
Available-for-sale securities, at fair value; net of allowance for credit losses of $— and $1,245,575 at September 30, 2026 and December 31, 2025	3,226,791	3,108,750
Other investments	99,484,902	18,253,585
Other assets	1,458,502	1,428,820
TOTAL ASSETS	$ 947,286,637	$ 902,240,258
LIABILITIES, MEZZANINE EQUITY, AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt, at fair value	$ 38,764,678	$ 114,424,000
Current portion of long-term debt	2,250,000	1,500,000
Accrued expenses	10,232,067	10,935,292
Current operating lease liabilities	2,481,472	720,186
Contract liabilities, deposits on pending settlements	895,747	169,184
Accrued transaction costs	2,232,074	2,336,177
Other current liabilities	24,237,980	15,853,016
Related party payable	3,288,000	—
Income taxes payable	2,967,555	2,653,366
Total current liabilities	87,349,573	148,591,221
Long-term debt, net	348,589,746	275,780,392
Long-term debt, related party	15,436,492	14,114,199
Retrocession fees payable	5,361,714	5,361,714
Noncurrent operating lease liabilities	9,349,321	4,637,642
Deferred tax liability	25,803,682	30,214,160
TOTAL LIABILITIES	491,890,528	478,699,328
COMMITMENTS AND CONTINGENCIES (Note 12)
MEZZANINE EQUITY
Series A convertible preferred stock, $0.0001 par value; 5,000 shares authorized; 5,000 shares issued and outstanding at September 30, 2026 and December 31, 2025	5,000,000	5,000,000
TOTAL MEZZANINE EQUITY	5,000,000	5,000,000
STOCKHOLDERS' EQUITY
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; 5,000 shares issued and outstanding	—	—
Class A common stock, $0.0001 par value; 200,000,000 authorized shares; 108,076,424 and 104,879,752 shares issued at September 30, 2026 and December 31, 2025, respectively	10,808	10,488
Treasury stock - at cost; 10,344,990 and 7,406,118 shares repurchased at September 30, 2026 and December 31, 2025, respectively	(81,915,091)	(55,808,595)
Additional paid-in capital	545,804,289	515,971,485
Accumulated deficit	(13,503,897)	(41,632,448)
Noncontrolling interest	—	—
TOTAL STOCKHOLDERS' EQUITY	450,396,109	418,540,930
TOTAL LIABILITIES, MEZZANINE EQUITY, AND STOCKHOLDERS' EQUITY	$ 947,286,637	$ 902,240,258

ABACUS GLOBAL MANAGEMENT, INC. UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
REVENUES:
Asset management	821,588	1,058,250	2,640,392	3,173,732
Asset management, related party	4,229,927	7,575,553	18,085,920	21,995,024
Life solutions	36,963,970	45,536,880	124,900,897	112,059,764
Life solutions, related party	34,310,393	8,585,697	62,365,814	25,662,314
Technology services	557,457	218,776	1,300,590	448,288
TOTAL REVENUES	76,883,335	62,975,156	209,293,613	163,339,122
COST OF REVENUES (excluding depreciation and amortization stated below):
Cost of revenue (including stock-based compensation)	7,779,596	7,655,698	23,151,432	20,818,749
GROSS PROFIT	69,103,739	55,319,458	186,142,181	142,520,373
OPERATING EXPENSES:
Sales and marketing	5,639,799	3,799,884	16,146,169	9,683,599
General and administrative (including stock-based compensation)	33,616,461	24,706,314	92,444,660	55,896,429
Gain on change in fair value of debt	—	—	—	(3,362,103)
Depreciation and amortization expense	4,117,078	4,400,082	12,013,609	14,342,711
TOTAL OPERATING EXPENSES	43,373,338	32,906,280	120,604,438	76,560,636
OPERATING INCOME	25,730,401	22,413,178	65,537,743	65,959,737
OTHER INCOME (EXPENSE):
Loss on change in fair value of warrant liability	—	(1,081,193)	—	(1,704,193)
Interest expense	(10,101,593)	(9,738,472)	(28,867,089)	(28,108,947)
Interest income	622,726	803,648	1,956,732	2,990,927
Other income (expense), net	2,463,375	(629,127)	2,120,421	2,044,521
TOTAL OTHER EXPENSE	(7,015,492)	(10,645,144)	(24,789,936)	(24,777,692)
NET INCOME BEFORE PROVISION FOR INCOME TAXES	18,714,909	11,768,034	40,747,807	41,182,045
Income tax expense	4,198,327	4,692,686	12,337,991	11,096,742
NET INCOME	14,516,582	7,075,348	28,409,816	30,085,303
LESS: NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	—	—	—	786,683
NET INCOME ATTRIBUTABLE TO ABACUS GLOBAL MANAGEMENT, INC.	$ 14,516,582	$ 7,075,348	$ 28,409,816	$ 29,298,620
EARNINGS PER SHARE:
Earnings per share - basic	$ 0.15	$ 0.07	$ 0.29	$ 0.30
Earnings per share - diluted	$ 0.14	$ 0.07	$ 0.28	$ 0.30
Weighted-average stock outstanding—basic	97,876,475	95,956,504	97,018,494	95,612,432
Weighted-average stock outstanding—diluted	100,264,913	96,651,911	99,327,512	96,962,810

NET INCOME	$ 14,516,582	$ 7,075,348	$ 28,409,816	$ 30,085,303
COMPREHENSIVE INCOME BEFORE NON-CONTROLLING INTERESTS	14,516,582	7,075,348	28,409,816	30,085,303
Net and comprehensive income attributable to non-controlling interests	—	—	—	786,683
COMPREHENSIVE INCOME ATTRIBUTABLE TO ABACUS GLOBAL MANAGEMENT, INC.	$ 14,516,582	$ 7,075,348	$ 28,409,816	$ 29,298,620

ABACUS GLOBAL MANAGEMENT, INC. ADJUSTED NET INCOME

	Three Months Ended September 30, 2026			Three Months Ended September 30, 2025
	Gross	Estimated Tax [2]	Net	Gross	Estimated Tax [2]	Net
NET INCOME ATTRIBUTABLE TO ABACUS GLOBAL MANAGEMENT, INC.	$ 14,516,582	$ —	$ 14,516,582	$ 7,075,348	$ —	$ 7,075,348
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Amortization expense	3,887,301	(985,236)	2,902,065	4,044,099	(1,024,977)	3,019,122
Stock-based compensation	5,057,627	(1,281,856)	3,775,771	4,527,358	(1,147,459)	3,379,899
Allowance for credit losses	—	—	—	622,788	(157,846)	464,942
Unrealized loss (gain) on investments	(2,397,365)	607,612	(1,789,753)	—	—	—
Impairment on investments	(203,323)	51,532	(151,791)	—	—	—
Business acquisition and non-recurring legal costs	7,755,434	(1,965,615)	5,789,819	5,941,429	(1,505,855)	4,435,574
Loss on change in fair value of warrant liability	—	—	—	1,081,193	(274,028)	807,165
Other	293,864	—	293,864	—	—	—
Tax impact [1]	478,937	—	478,937	315,928	—	315,928
ADJUSTED NET INCOME	$ 29,389,057	$ (3,573,563)	$ 25,815,494	$ 23,608,143	$ (4,110,165)	$ 19,497,978
WEIGHTED-AVERAGE STOCK OUTSTANDING - BASIC	97,876,475	97,876,475	97,876,475	95,956,504	95,956,504	95,956,504
WEIGHTED-AVERAGE STOCK OUTSTANDING - DILUTED	100,264,913	100,264,913	100,264,913	96,651,911	96,651,911	96,651,911
ADJUSTED EPS - BASIC	$ 0.30	$ (0.04)	$ 0.26	$ 0.25	$ (0.04)	$ 0.20
ADJUSTED EPS - DILUTED	$ 0.29	$ (0.04)	$ 0.25	$ 0.24	$ (0.04)	$ 0.20

	Nine Months Ended September 30, 2026			Nine Months Ended September 30, 2025
	Gross	Estimated Tax [2]	Net	Gross	Estimated Tax [2]	Net
NET INCOME ATTRIBUTABLE TO ABACUS GLOBAL MANAGEMENT, INC.	$ 28,409,816	$ —	$ 28,409,816	$ 29,298,620	$ —	$ 29,298,620
Net income attributable to noncontrolling interests	—	—	—	786,683	—	786,683
Amortization expense	11,535,407	(2,923,649)	8,611,758	13,345,240	(3,382,351)	9,962,889
Stock-based compensation	18,284,008	(4,634,082)	13,649,926	10,369,582	(2,628,171)	7,741,411
Allowance for credit losses	—	—	—	622,788	(157,846)	464,942
Unrealized loss (gain) on investments	(7,136,854)	1,808,836	(5,328,018)	—	—	—
Impairment on investments	2,846,677	(721,490)	2,125,187	—	—	—
Business acquisition and non-recurring legal costs	18,982,606	(4,811,141)	14,171,465	6,016,211	(1,524,809)	4,491,402
Loss on change in fair value of warrant liability	—	—	—	1,704,193	(431,928)	1,272,265
Other	733,410	—	733,410	—	—	—
Tax impact [1]	2,939,089	—	2,939,089	549,065	—	549,065
ADJUSTED NET INCOME	$ 76,594,159	$ (11,281,526)	$ 65,312,633	$ 62,692,382	$ (8,125,105)	$ 54,567,277
WEIGHTED-AVERAGE STOCK OUTSTANDING - BASIC	97,018,494	97,018,494	97,018,494	95,612,432	95,612,432	95,612,432
WEIGHTED-AVERAGE STOCK OUTSTANDING - DILUTED	99,327,512	99,327,512	99,327,512	96,962,810	96,962,810	96,962,810
ADJUSTED EPS - BASIC	$ 0.79	$ (0.12)	$ 0.67	$ 0.65	$ (0.08)	$ 0.57
ADJUSTED EPS - DILUTED	$ 0.77	$ (0.11)	$ 0.66	$ 0.64	$ (0.08)	$ 0.56
[1] Tax impact mainly represents the permanent difference in tax expense related to the restricted stock awards granted to certain executives due to IRC 162(m) limitations.

[2] The estimated tax is based on the net federal and state statutory rate.
Note: Totals may not add up due to rounding

ABACUS GLOBAL MANAGEMENT, INC. ADJUSTED EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
NET INCOME	$ 14,516,582	$ 7,075,348	$ 28,409,816	$ 30,085,303
Depreciation and amortization expense	4,117,078	4,400,082	12,013,609	14,342,711
Income tax expense	4,198,327	4,692,686	12,337,991	11,096,742
Interest expense	10,101,593	9,738,472	28,867,089	28,108,947
Other expense (Income), net	137,313	629,127	2,169,756	(2,044,521)
Interest income	(622,726)	(803,648)	(1,956,732)	(2,990,927)
Loss on change in fair value of warrant liability	—	1,081,193	—	1,704,193
Stock-based compensation	5,057,627	4,527,358	18,284,008	10,369,582
Unrealized (gain) loss on investments	(2,397,365)	—	(7,136,854)	—
Impairment on investments	(203,323)	—	2,846,677	—
Allowance for credit losses	—	622,788	—	622,788
Business acquisition and non-recurring legal costs	7,755,434	5,941,429	18,982,606	6,016,211
Other	(353,907)	—	85,639	—
Gain on change in fair value of debt	—	—	—	(3,362,103)
Adjusted EBITDA	$ 42,306,633	$ 37,904,835	$ 114,903,605	$ 93,948,926
TOTAL REVENUE	76,883,335	62,975,156	209,293,613	163,339,122
Net Income Margin	18.9%	11.2%	13.6%	18.4%
Adjusted EBITDA Margin	55.0%	60.2%	54.9%	57.5%

ABACUS GLOBAL MANAGEMENT, INC.
RETURN ON INVESTED CAPITAL

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Total Assets	$ 947,286,637	$ 918,937,530	$ 947,286,637	$ 918,937,530
Less:
Intangible assets, net	(55,916,802)	(70,491,008)	(55,916,802)	(70,491,008)
Goodwill	(252,036,840)	(248,959,637)	(252,036,840)	(248,959,637)
Current Liabilities	(87,349,573)	(148,438,496)	(87,349,573)	(148,438,496)
Total Invested Capital	$ 551,983,422	$ 451,048,389	$ 551,983,422	$ 451,048,389

Adjusted Net income	$ 29,389,057	$ 23,608,143	$ 76,594,159	$ 62,692,382
Adjusted Annualized ROIC	21%	21%	19%	19%

ABACUS GLOBAL MANAGEMENT, INC.
RETURN ON EQUITY

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Total Shareholder Equity	$ 450,396,109	$ 434,593,993	$ 450,396,109	$ 434,593,993

Adjusted Net income	$ 29,389,057	$ 23,608,143	$ 76,594,159	$ 62,692,382
Adjusted Annualized ROE	26%	22%	23%	19%